UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 22, 2004

COMMUNITY BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number:	33-0859354
(State of other jurisdiction of	000-26505	(I.R.S. Employer
Incorporation or organization		Identification No.)

900 Canterbury Place, Suite 300, Escondido, California 92025

(Address of principal executive offices)

(760) 432-1100

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 22, 2004

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 22, 2004 the Company issued a press release announcing earnings for the quarter ended June 30, 2004 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004

Community Bancorp Inc.

By:	/s/ MICHAEL J. PERDUE
Michael J. Perdue
President and Chief Executive Officer